Exhibit 99.2
Acquisition of May 16, 2008

-9 Transaction Overview

Transaction Overview

- Trico Marine Services ("Trico") acquired 51.5% of DeepOcean at NOK32.00 per share
  - DeepOcean is a leading contractor of subsea services, including IMR, survey, light construction and seabed trenching services
- Trico will make a mandatory cash offer to the remaining shareholders at NOK32.00
  - Offer has been recommended by the DeepOcean Board of Directors
  - Senior management supports transaction and will continue in existing positions
- Price reflects a premium of 28% to yesterday's close
- Combined company will provide integrated subsea solutions by offering vessels, services and expertise
- Trico can accelerate the growth of DeepOcean
  - DeepOcean will be the subsea division of Trico
  - Leverage Trico's global footprint and relationships
- From ships and services to *solutions*

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-11 Trico Group Going Forward TRENCHING (1) Flexible product installation Oil and gas pipeline installation 114 mm Marine trenching and ploughing 3 3 3 3 Telecom cable installation Decommissioning 3 Darlington, UK 3 $ 3 AND SUPPLY (towing TOWING Platform and rig supply Towing of drilling rigs fshore drilling activity 226 mm — 3 3 3 O and supply) 3 Number of rigs/platforms (supply) 3 Houston, USA 3 $ SUBSEA (1)(2) IMR Survey Decommissioning Subsea vessels Development of subsea pipeline and production infrastructure Decommissioning of subsea infrastructure Haugesund, Norway 219 mm 3 3 3 3 3 3 33 $ Services Primary Drivers Headquarters 2007 Revenue Acergy Subsea 7 Alcatel/Lucent North Sea Southeast Asia 3 3 3 3 3 StatoilHydro ExxonMobil PEMEX Petrobras North Sea West Africa Mexico Southeast Asia Brazil U.S. Gulf of Mexico 3 3 3 3 3 3 3 3 3 3 StatoilHydro PEMEX Petrobras North Sea Mexico Brazil 3 3 3 3 3 3 Significant Customers Geographies

-12 Pro Forma Business Mix 2007A Segment Revenue Trico Today Pro Forma Subsea 11% Subsea vs. OSV OSV 89% Subsea 62% rds Faster growth, higher margins, longer contracts, fewer competitors Acceleration of strategy Subsea vessels and services contribute approximately 2/3 of pro forma revenue 3Subsea services represent 60% of pro forma 2007 revenue Increases international diversification, with domestic revenue representing only 10% 3 Vessel 100% Services vs. Vessel Domestic International vs. Domestic Total Revenue = mm $255 Total Revenue = mm $588 Public filings. Based on average 2007 NOK/USD exchange rate of 5.828x. Source: Note:

-13 Overview of Subsea Strategy and DeepOcean

Subsea Demand Drivers

- Long-term demand for subsea services will follow the buildout of subsea infrastructure
  - IMR services required over life of the field once wells brought onstream

Subsea Infrastructure Buildout and Spending



Total 2008-2013
Spending of ~$80 bn
$MM / Km of SPU
No. Subsea Trees
0
2000
4000
6000
8000
10000
12000
14000
16000
18000
20000
100
200
300
400
500
600
700
800
900
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
$MM - subsea production umbilicals installed
$MM - subsea manifolds
$MM - tree control pkg (flying leads, jumper, MCS, HPU, UTA, J-Plate)
$MM - subsea trees & control pod: (chokes, sensor pkg.)
No. subsea trees (well completions) by onstream year
Km - subsea production umbilicals installed

Growth in Subsea Infrastructure – Wells Brought Onstream



No. of Subsea Wells
0
500
1000
1500
2000
2500
3000
3500
4000
1,189
1,890
3,743
59%
98%
1996-2001
2002-2007
2008-2013
Africa/Medit.
Asia/Pacific
N. Sea
N. America
S. America

Sources: Quest Offshore Resources, Inc.

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Subsea Services and Offshore Markets

Exploration (1-2 years)	Construction & Installation (3-5 years)	Production (15+ years)	Decommissioning & Abandonment (1 year)
CapEx	CapEx	OpEx	OpEx
• Seismic support • Vessel supply	• Seabed mapping • Marine trenching and ploughing • Towing • Vessel supply • Subsea vessels and ROVs (construction) • Flexible product installation	• Inspection, maintenance and repair operations • Pipeline inspection • Light well stimulation and intervention • Vessel supply	• Survey • Cutting and structure removal • Pipe burial

Exploration (Low)	Construction & Installation (High)	Production (Moderate)	Decommissioning & Abandonment (None)

Trico Presence Today

Exploration (Low)	Construction & Installation (High)	Production (High)	Decommissioning & Abandonment (Low)

Trico Group Presence Pro Forma

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Market Positioning – Integrated Subsea Solutions Provider



Vessel Owners
Subsea Services
Subsea EPIC(1)

Business Characteristics

Vessel Owners[2]	Subsea Services[3]	Subsea EPIC[4]
• Asset intensive • Day rate revenue model • Strong demand growth – supply TBD • Limited differentiation • Low barriers to entry/fragmented	• Less asset intensive • Day rate plus spread revenue model • High demand within CapEx and OpEx • High barriers to entry for expertise, lower for equipment • Differentiation through "solutions-based" track record • Technology driven	• Asset intensive • Lump-sum turn-key risk • Principally CapEx driven, more volatile • Highly differentiated • High barriers to entry (expertise and capital)

Trading Valuations



7.0x
5.8x
8.4x
9.5x
7.7x
12.2x
9.6x
8.1x
15.2x
EV/2008E EBITDA
EV/2009E EBITDA
EV/2009E Earnings

Source: Factset Research Systems, share prices as of May 15, 2008.
(1) Engineering, procurement, installation and construction.
(2) Includes Deep Sea Supply, Eidesvik, Farstad, Havila, Siem, Solstad, Gulfmark, Hornbeck, Seacor, Tidewater and Trico.
(3) Includes DOF Subsea, Fugro and Oceaneering.
(4) Includes Saipem, McDermott, Technip, Acergy and Subsea 7.

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-17 Why DeepOcean? for survey, ROV operations, module handling, light with a la carte services Customers include oil companies and subsea engineering contractors — often under “frame agreements” Higher market growth rate Solutions based Less capital intensive Seasoned management team in place “One-stop shop” construction, trenching and decommissioning Proven operational track record in harsh conditions and in strict regulatory environment Highly skilled in developing and running spreadsEngineering staff designs solutions in partnership with customers 3Expertise provides differentiation from peers focused primarily on operating equipment Consistent with Trico’s Growth Strategy of Expanding Subsea and Services Capabilities 3 3 3 3 Service Range Capabilities 3Project Management and Execution Capabilities 33 Solutions Capabilities 33 ·•••

-18 DeepOcean Overview 100 Shore-based and offshore technical and engineering expertise approximately Specialized DP multipurpose vessels Subsea equipment (ROVs, trenching equipment, module handling systems) Survey software Over 740 onshore and offshore employees, including engineers 14 multipurpose DP vessels plus four additional vessels to be delivered in 2008/2009 15 ROVs (plus three to be delivered in 2008) 21 pieces of trenching equipment (plus one to be delivered in 2008) Two module handling systems and pool of survey equipment DeepOcean provides solutions to its customers by providing a “spread” consisting of: 3 3 3 3 DeepOcean offers comprehensive expertise and equipment capabilities 333 3 3 ·•

-19 Services Provided

-20 Historical Financial Summar y DeepOcean - DeepOcean reported a backlog of approximately NOK4.1 bn ($808 mm) at 3/31/08 consisting of a diversified mix of short-term and long-term projects DeepOcean is growing rapidly as it secures new contracts and grows its equipment base 3 • eriods and 5.075x for ed 5/15/08. NOK/USD exchange rate over respective historical p Based on average Company annual report, “Presentation of the 1st quarter results 2008” investor presentation dat Norwegian GAAP, as reported. projected periods. Source: Note:

-21 Strategic Rationale

Strategic Rationale:
From Ships and Services to *Solutions*

Integrated Solutions Provider

- Combination creates a strong competitor that can provide an integrated solution with fleet depth, breadth of services capabilities and engineering
- World class personnel, capabilities and assets – providing needed solutions for customers and differentiation from competitors

Leverages Global Footprint

- Accelerates DeepOcean's growth across Trico's global platform
- Existing relationships with 9 of the top 10 and 17 of the top 20 offshore E&P companies

Anticipated Synergies

- Deployment of Trico subsea vessels into DeepOcean service activity
- Vessels driving DeepOcean's growth already on order/to be delivered to Trico through 2009
- Operational synergies for Trico to manage DeepOcean's vessel fleet

Financial Benefits

- Greater presence in activities focused on production life of the well
- 2009E EBITDA increases by approximately 90%[1] with over 75% of combined EBITDA from subsea activities
- Accretive to earnings and cash flow per share

(1) Based on equity research projections.

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Leveraging Trico's Global Presence

- Existing customer relationships and physical presence in most of the growing subsea markets around the world
  - Accelerate and support DeepOcean's continued expansion



$16.7 bn of subsea capex
U.S. GoM
nexen
elpaso
Apache
North Sea
STATOIL
Acergy
Marine Logistics
subsea 7
$14.3 bn of subsea capex
$17.4 bn of subsea capex(1)
Mexico
GRUPO DIAVAZ
PEMEX
$21.4 bn of subsea capex
$9.5 bn of subsea capex
Brazil
PETROBRAS
West Africa
ExxonMobil
ADDAX PETROLEUM
Canadian Natural
Acergy
S.E. Asia
COSL
WOODSIDE
Current Markets
Trico
DeepOcean

Note: Dollar amounts represent estimated subsea production capex in each region from 2008-2013 from Quest Offshore Resources, Inc.
(1) Represents combined capex spending in United States and Mexico.

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-24 Subsea Customer Coverage Ample opportunities to expand services provided to these customers utilizing Trico’s infrastructure and vessels and DeepOcean’s expertise and equipment Together, Trico and DeepOcean serve 9 of the top 10 and 17 of the 20 largest customers for subsea field development 3 • Top 20 Operato rs Projected 2008-2010 Subsea Tree Awards - BP 300250200150100500 etrobrasP on Gazprom v eD XEMEP lOi Forest eumol etrP Oil de Marathon oodsi rgyEne mos ilO s uskyH Ko XEP IN PHB Nexen .Ind eelianc EniR hell ExxonMobil S odry lHtoi hevronC Sta Total

-25 Transaction Details

Summary of Key Transaction Terms

STRUCTURE	▪ Purchased 51.5% of DeepOcean common stock ▪ Will launch Mandatory General Offer in cash for remaining shares

OFFER PRICE	▪ NOK32.00 per share in cash, except as provided below
	  ▪ Mandatory General Offer will also be at NOK32.00
	▪ Equity value and enterprise value for 100% of \$682 mm and \$810 mm, respectively
	  ▪ Represents 6.5x 2009E EBITDA without any assumed synergies; in line with subsea peers

CONSIDERATION	▪ Cash to unaffiliated public shareholders ▪ Østensjø (second largest shareholder) received 50% cash and 50% Trico equity securities ▪ Management received 60% cash and 40% Trico equity securities
OPERATIONS	▪ Trico Subsea to be headquartered in Haugesund ▪ Services marketed utilizing existing DeepOcean brands ▪ Current management team supports and remains in place

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Timing and Funding

MAY 2008

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

JUNE 2008

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	21	21
22	23	24	25	26	27	28
29	30					

JULY 2008

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

ANTICIPATED TIMING

- Formally launch Mandatory General Offering — End of May to mid-June
- Expiration of Mandatory General Offer acceptance period — Late June to mid-July
- Funding of Mandatory General Offering — Mid- to late-July

CASH FUNDING

- Secured long-term financing for the purchase of 100% of DeepOcean
- $300 mm Senior Convertible Notes, 6.5% coupon, $40.42 conversion price
  - Privately placed with syndicate of large institutional investors
  - Allows for potential early redemption and settlement in cash or stock
- $200 mm secured financing against North Sea vessels
- Cash on hand and additional credit capacity

USES OF FUNDS

- $351 mm to acquire 51.5% (completed)
  - $296 mm cash and $55 mm Trico equity securities
- $331 mm to acquire remaining 48.5% through Mandatory General Offering

19

Conclusion

- Creates a leading integrated subsea services provider
- Better meet needs of customers, shareholders and employees of both companies
- Substantial opportunities to accelerate growth
- Improves stability of cash flows
- Accretive to EPS and cash flow per share

Trico – The Subsea Company

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-29 Questions and Answers

-30 Appendix

-31 A. DeepOcean Services Overview

-32 ng projected growth in subsea CapEx (survey, trenching) and life-of-field operating expenditures (IMR, inspection,SURVEY/ Services ProvidedBroad range of subsea services capitalizing on strodecommissioning) & DECOMMISSIONING IMR TR ENCHING MARINE CONSTRUCTION SUPPORT 2007 Revenue = $176 mm 3 2007 Revenue = $114 mm 3 2007 Revenue = $56 mm 3 ·disposal andandburial handling operationsliftingsqueezepost-survey recoverysamplingand pumpinginstallationand services Module Valve Tie-ins Subsea RFO Scale Pig-tracking MatPre- Cutting, Plugging Seabed intervention Dredging ·IMR 3 3 3 3 3 3 3Decommissioning 3 3 3 33 ·3 ·of:seismic laying cablescables removal and opticcables installationFiber Life-of-field Umbilicals Power Telecom ·Trenching Ploughing Backfill Dredging Excavation Mat Boulder Installation 3 3 33 ·3 3 3 3 3 3 3 ·inspectionservices ·mappingmetrology Seabed Pipeline Spool Geotechnical ·3 3 Based on average 2007 NO K/USD exchange rate of 5.828x. 2007 consolidated revenue of $333 mm includes -$13 mm of other and unallocated revenue, which is excluded from the above. Note:

-33 Inspection and ROV Operations subsea facilities rs’e Visual inspection of subsea installationsGeneral repairs using ROV-integrated tools and cran Deep Ocean acts as the general caretaker for custome33 •

-34 Module Handling System Operations ·using tools operated mote re and modules subsea system of handling replacement module and Installation vessel-integrated ·subseahandling of installation Preparation for module module using system

-35 Light Construction and Scale Squeeze Light Construction ·subsea support of to operations decommissioning lifting and and installation equipment ROV Scale Squeeze ·to well production subsea increase a into to chemicals scale built-up Pumping remove

-36 Seabed Mapping and Pipeline Inspection Seabed Mapping Pipeline Inspection Damage to concrete coating Cathodic protection levels Burial condition of trenched pipelines External inspection of pipeline conditions 3 3 3 • Multiple techniques utilizing vessels and/or Seabed mapping prior to installation of pipelines, rigs, templates and other structures •

Construction Support

- Pipeline or cable lay support – video or sonar touchdown monitoring
- Trenching support – out of straightness surveys using pipe tracker
- Dredging support – video monitoring or seabed mapping
- Spool piece metrology – high precision positioning



- **Spool piece metrology**

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-38 Trenching into the seabedg, anchor dragging)cal cutting or ploughing equipment Provides protection against external forces (fishinProvides stabilization in extreme weather conditionsAlternative means of insulation versus coating Lowering or burying of subsea transmission systems 333Trenching operations utilize water jetting, mechani depending on water depth and soil type ·•

-39 B. DeepOcean Equipment Base

-40 IMR DeepOcean Subsea Equipment Fleet — Equipment delivery in 2008) 13 Work-class ROV systems (1 more committed for delivery in 2008) 2 Observation-cla ss ROV systems (2 more committed for 2 Module Handling Systems High Resolution Date Acquisition and processing systems Deep Ocean has an extensive pool of sophisticated subsea IMR equipment

-41 DeepOcean Subsea Equipment Fleet — Trenching Equipment CTC operates the largest and most comprehensive independent trenching fleet in the world Oilfield Telecom/Defense/Utilities 10 ploughs 8 jetters 3 mechanical cutters

-42 DeepOcean IMR/Survey Vessel FleetDeepOcean currently operates nine vessels in IMR/survey activities with three additional vessels to be delivered within the next twelve months

-43 wned Cygnus to be delivered in 2009 DeepOcean Trenching Vessel FleetCTC currently operates five vessels, with the 51%-o

-44 Forward Looking Statements to be may section of our Forms 10-Each forward-within the meaning of the Securities Act of All statements, other than statements These include opments that the n the forward-looking s presentation, and the The factors listed in the “Risk Factors” This presentation contains certain statements that may be deemedoperations, capital expenditures, asset sales, expansion and growth Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual resultsQ and 10-K provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the statement. “forward-looking statements” 1933 and the Exchange Act of 1934. of historical facts, are forward-looking statements. statements that address activities, events or devel Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company’s opportunities, financing activities, debt repayment and other such matters.differ materially from those expressed or implied i statements.expectations it describes in its forward-looking statements. looking statement speaks only as of the date of thi Company undertakes no obligation to publicly update or revise any forward- 36 -45